                         VIEWS FROM CAMELBACK MOUNTAIN
                          "The Turn Has Come In Asia"



The Asian crisis started in July of 1997 and by the 4th quarter of last year it had a negative effect on some U.S. multinational companies. The problems in Asia got worse as time passed. Everyone claimed, and the market believed, that under the "Domino Theory" Russia would fall next and then Japan was scheduled to go along with Brazil (we all learned about the "Domino Theory" 30 years ago in Vietnam and of course it did not work and it did not happen). This time the world's economies were supposed to collapse not capitalism. In the third quarter of this year the Asian markets went down less than the U.S. market and the European markets. Since September 30th the Asian markets have actually gone up. The good news is the U.S. dollar has declined and it is lower today than it was in the fourth quarter of last year. Thus, it seems likely that the foreign currency translations of multinational companies in this quarter will produce more earnings in contrast to hurting earnings for the last two years. If Asia has turned, the rest of the dominoes may not even fall and globalization and technology might continue to reign for another decade or two. Multinational stocks have not done as well as "purely" domestic U.S. stocks since August of 1997 because of these fears. It now looks like their turn has arrived.

As I said in my appearance on Wall Street Week With Louis Rukeyser (September 4,
1998), I believe the market has already hit bottom or is very close to it. Since then we have had the development of the hedge fund problem, the Brazilian problem and others that have scared the dickens out of the stock market, but I am happy to say that the Dow Jones Industrial Average is up 450 points since September 4th. The individual investors have held this market together in the face of fear and horror stories because the media have educated us so well during the last ten years. They made the difference in the last decade. I continue to believe that we will not have a recession and corporate earnings next year will be up about seven percent, not down.

For seventy years stocks have provided a return of about four times that of bonds after adjusting for inflation. Today five year Treasuries will earn you under five dollars based upon a 100 dollar price; thus, you would have to pay over 20X earnings to buy a Treasury. Stocks are selling at approximately the same P/E. Therefore, it would appear that stocks are a much better value to purchase today.

During the market weakness we noticed that, excluding the small under-developed countries, there was a high correlation between the U.S. stock market and other developed countries stock markets. Given all the advantages of owning U.S. stocks it makes less sense today than ever before to lose SEC protection and buy foreign stocks. I truly cannot understand the wisdom of taking your money into uncertain parts of the world, adding principal currency risks and the inferior quality at this time. Most of the world's best and most profitable companies are right here. The top high tech companies are here while the foreign companies are mostly in matured or sunset industries. Their industries are a copy of ours 50 years ago.

                                       Warmest Regards,


                                       L. Roy Papp
                                       October 12, 1998

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1998
                                  (Unaudited)

                                                                       Number      Market
                          Common Stocks                               of Shares     Value
-----------------------------------------------------------------     ---------  -----------
Financial Services (15.5%)
 Northern Trust Corporation
  (Bank specializing in trust services)                                  34,000  $ 2,320,500
 State Street Corporation
  (Provider of U.S. and global securities custodial services)           109,200    5,958,225
 T. Rowe Price Associates, Inc.
  (Provides investment advisory and administrative
     services to their family of no-load mutual funds)                  137,000    4,024,375
                                                                                 -----------
                                                                                  12,303,100
                                                                                 -----------
Industrial Services (14.1%)
 G&K Services Inc., Class A
  (Uniform rental service)                                              103,000    4,828,125
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                       90,000    4,854,375
 Manpower, Inc.
  (Provider of non-government employment services)                       74,000    1,512,375
                                                                                 -----------
                                                                                  11,194,875
                                                                                 -----------
Computer Equipment (14.0%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)            98,000    3,693,375
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
   electronic equipment)                                                 58,000    3,070,375
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                     51,000    4,373,250
                                                                                 -----------
                                                                                  11,137,000
                                                                                 -----------
Pharmaceutical (9.7%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                                        30,000    1,571,250
 Merck & Company
  (Ethical drugs)                                                        47,500    6,154,219
                                                                                 -----------
                                                                                   7,725,469
                                                                                 -----------
Software (8.9%)
 Microsoft Corporation*
  (Personal computer software)                                           64,000    7,044,000
                                                                                 -----------

Electrical Equipment (6.8%)
 General Electric Co.
  (Diversified industrial company)                                       45,000    3,580,312
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       30,000    1,867,500
                                                                                 -----------
                                                                                   5,447,812
                                                                                 -----------


*Non-income producing security.

                       THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1998

                                                                   Number      Market
                   Common Stocks (continued)                      of Shares     Value
----------------------------------------------------------------  ---------  -----------
Consumer Products (6.5%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)               29,200  $ 2,409,000
 Mattel, Inc.
  (Toy manufacturer)                                                 98,000    2,744,000
                                                                             -----------
                                                                               5,153,000
                                                                             -----------
Distributors (5.7%)
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)                  87,000    1,919,438
 Sigma-Aldrich Corp.
  (Develops, manufactures and distributes specialty chemicals)       66,000    1,905,750
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)               16,000      674,000
                                                                             -----------
                                                                               4,499,188
                                                                             -----------
Consumer Services (4.9%)
 Service Corporation International
  (Funeral service; cemetery owner/operator)                        122,000    3,888,750
                                                                             -----------

Restaurants (4.2%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                            56,000    3,342,500
                                                                             -----------

Retail Stores (2.2%)
 Walgreen Company
  (Retail drug store chain)                                          40,000    1,762,500
                                                                             -----------

Telecommunications (1.6%)
 L.M. Ericsson Telephone AB
  (Manufacturer of telecom systems and cellular handsets)            10,000      183,750
 Motorola, Inc.
  (Manufacturer of communication equipment)                          25,000    1,067,187
                                                                             -----------
                                                                               1,250,937
                                                                             -----------
Miscellaneous (5.0%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                   70,000    4,051,250
                                                                             -----------



Total Common Stocks  -- 99.1%                                                 78,800,381

Cash and Other Assets, Less Liabilities -- 0.9%                                  744,345
                                                                             -----------

Net Assets -- 100%                                                           $79,544,726
                                                                             ===========

Net Asset Value Per Share
(Based on 2,597,550 shares outstanding at September 30, 1998)                $     30.62
                                                                             ===========

*Non-income producing security.